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                                                             EXHIBIT 99.B(11)(a)






               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Legal Counsel and Independent Auditors" in the Statement of Additional Information and to the use, in this Post-Effective Amendment No. 3 to Registration Statement (Form N-1A, Number 33-84186) of the Fairport Funds, of our report dated November 27, 1996.



                                                               ERNST & YOUNG LLP




Cleveland, Ohio
February 21, 1997